SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 25, 2002


           BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                                                33-0811882
                                                                33-0811885
     New York                       333-34225-06                33-0811888
--------------------------------------------------------------------------------
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



           c/o Deutsche Bank National Trust Company
           1761 East St. Andrew Place
           Santa Ana, CA                                      92705-4934
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           (Address of principal executive offices)           (Zip Code)


       Registrant's Telephone Number, including area code: (714) 247-6271


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events
         ------------

        BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2

      On November 25, 2002, Deutsche Bank Trust Company Americas, as Trustee for BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1998, among Bank of America Mortgage Securities, Inc. (formerly BA Mortgage Securities, Inc.) as the Depositor (the "Depositor"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association and successor to Bank of America,
FSB) as Master Servicer (the "Master Servicer"), and Deutsche Bank National Trust Company (as successor to Bankers Trust Company of California, N.A.), as trustee (the "Trustee).


Item 7.  Financial Statements and Exhibits
         ---------------------------------

                    (c) Exhibits

Exhibit No.                               Description
-----------                               -----------
99 Report to Holders of BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2 relating to the distribution date of November 25, 2002 prepared by the Trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 2002


                  BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2


                             By: /s/ Judy V. Lowman
                                --------------------------------------
                                Name:    Judy V. Lowman
                                Title:   Vice President
                                         Bank of America Mortgage
                                           Securities, Inc.,
                                            as Depositor


                                  EXHIBIT INDEX

Exhibit


99                  Monthly Distribution Date Statement dated November 25, 2002